Savient Letter Head

Contact:

Mary Coleman	Carney Noensie
Savient Pharmaceuticals, Inc.	Burns McClellan
information@savient.com	cnoensie@burnsmc.com
(732) 418-9300	(212) 213-0006

Savient Pharmaceuticals Provides Update on Strategic Alternative Process Savient to Host Conference Call on October 26, 2010 at 8:30 a.m.

EAST BRUNSWICK, N.J., Oct 25, 2010 -- Savient Pharmaceuticals, Inc. (Nasdaq: SVNT) today announced that its previously announced process to identify, following the approval of KRYSTEXXA(TM) by the U.S. Food and Drug Administration (FDA), a strategic transaction for the sale of the Company did not result in a sale of the Company at this time. The board of directors will continue to evaluate strategic alternatives available to the Company to maximize value.

The Company is working toward the commercial launch of KRYSTEXXA, which it expects will be available by prescription in the U.S. later this year. The Company will host a conference call on Tuesday, October 26, 2010, at 8:30 a.m. during which it will provide further detail around its launch plans.

CONFERENCE CALL INFORMATION

Savient's management team will host a live conference call and webcast on October 26, 2010 at 8:30 a.m. Eastern Time. Call-in information will be provided in a separate press release shortly.

ABOUT SAVIENT PHARMACEUTICALS, INC.

Savient Pharmaceuticals, Inc. is a specialty biopharmaceutical company focused on developing and commercializing KRYSTEXXA(TM) (pegloticase), which was approved by the FDA on September 14, 2010 for the treatment of chronic gout in adult patients refractory to conventional therapy. Savient has exclusively licensed worldwide rights to the technology related to KRYSTEXXA and its uses from Duke University ("Duke") and Mountain View Pharmaceuticals, Inc. ("MVP"). Duke developed the recombinant uricase enzyme and MVP developed the PEGylation technology used in the manufacture of KRYSTEXXA. MVP and Duke have been granted U.S. and foreign patents disclosing and claiming the licensed technology and, in addition, Savient owns or co-owns U.S. and foreign patents and patent applications, which collectively form a broad portfolio of patents covering the composition, manufacture and methods of use and administration of KRYSTEXXA. Savient also manufactures and supplies Oxandrin(R) (oxandrolone tablets, USP) CIII in the U.S.

FORWARD LOOKING STATEMENTS

All statements other than statements of historical facts included in this press release are forward-looking statements that are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such statements. These risks, trends and uncertainties are in some instances beyond our control. Words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "will" and other similar expressions identify forward-looking statements, although not all forward-looking statements contain these identifying words. In particular, any statements regarding the effort to seek strategic alternatives for the company and our preparations to commercially launch KRYSTEXXA are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties and are based on our assessment and interpretation of the currently available data and information, current expectations, assumptions, estimates and projections about our business and the biopharmaceutical and specialty pharmaceutical industries in which we operate. Important factors that may affect our ability to achieve the matters addressed in these forward-looking statements include, but are not limited to, whether an alternative related to the strategic direction of Savient materializes; our ability to commercialize KRYSTEXXA; our reliance on third parties to manufacture, market and distribute KRYSTEXXA; our ability to gain market acceptance for KRYSTEXXA among physicians, patients, health care payors and others in the medical community; whether we are able to obtain financing, if needed; economic, political and other risks associated with foreign operations; risks of maintaining protection for our intellectual property; risks of an adverse determination in intellectual property litigation; and risks associated with stringent government regulation of the biopharmaceutical industry and other important factors set forth more fully in our reports filed with the Securities and Exchange Commission, to which investors are referred for further information. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements, which speak only as of the date of publication of this press release. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments that we may make. We do not have a policy of updating or revising forward-looking statements and, except as required by law, assume no obligation to update any forward-looking statements.

SVNT-G